THE TRAVELERS INSURANCE COMPANY
              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

             SUPPLEMENT DATED FEBRUARY 28, 2006 TO THE PROSPECTUSES
                      DATED MAY 2, 2005 (AS SUPPLEMENTED):

       TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY- SERIES 2
     TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000 POLICY TRAVELERS LIFE & ANNUITY CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
                                     POLICY
 TRAVELERS LIFE & ANNUITY CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV
                                     POLICY

The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the variable life insurance policy prospectuses listed above. Please retain this supplement and keep it with the prospectus for future reference.

INVESTMENT OPTIONS

Effective February 6, 2006, the Scudder Investment VIT Funds changed its name to DWS Investment VIT Funds and the Funds listed below (in which the Investment Options invest) also changed their names. Therefore, all references in the Prospectuses to the current names are hereby deleted and replaced with the corresponding new names. Certain documents or information you may have received about your Policy may continue to reflect the old name until such time as updates are made.

        CURRENT NAME                                               NEW NAME

Scuddder VIT Small Cap Index Fund                        DWS Small Cap Index VIP




L-24615       February, 2006